Equitable Holdings Announces New Financial Guidance at 2023 Investor Day _______________________________________ New York, NY, May 10, 2023 — Equitable Holdings, Inc. (the “Company”) (NYSE: EQH) announced today that it plans to achieve a Non-GAAP operating earnings per share (“Non-GAAP EPS”) annual growth rate of 12-15% through 2027. The Company plans to grow Non-GAAP EPS through organic earnings generation, margin expansion and capital management. Members of the Company’s management team will discuss further details about Equitable Holdings’ strategy and growth outlook with corresponding financial guidance at the Company’s inaugural investor day beginning at approximately 1:00 p.m. ET today. “This is an exciting day for Equitable Holdings, hosting our inaugural investor day. Five years ago today we began our journey as a public company and laid out a clear strategic direction supported by financial guidance which focused on driving growth and delivering value for our shareholders. During this time, we have grown our core businesses while scaling adjacent, high growth, businesses in addition to delivering on all of our IPO commitments. As stewards of capital, we have also delivered strong cash generation and capital return to shareholders.” said Mark Pearson, President and Chief Executive Officer. Mr. Pearson continued, “Now we turn to our next chapter and the significant opportunity ahead across our Retirement, Asset and Wealth Management businesses as we meet our clients’ increasing need for advice, accumulation, income and protection. Over the next five years, we expect a 50% increase in cash generation, approximately $2 billion per annum by 2027, which in turn supports our increased payout ratio of 60-70% and an upward revision of our Non-GAAP EPS growth guidance to 12-15%.” Mr. Pearson concluded, “Importantly, what remains unchanged is our relentless focus on execution. We have materially shifted our business since our IPO and our revised guidance demonstrates our ability to deliver on our commitments to our stakeholders.” The Company’s 12-15% Non-GAAP EPS annual growth guidance is based off full year 2022 Non-GAAP operating earnings of $4.97 per share, adjusting for notable items. Financial guidance is as follows: • Approximately $2 billion of annual cash generation by 2027, a 50% increase from expected $1.3 billion of expected cash generation in 2023 • Payout ratio guidance to 60-70% of Non-GAAP operating earnings • $110 million of incremental general account income by 2027 • Combined productivity savings of $150 million by 2027 including $75-80 million attributable to the full realization of savings from AB’s Nashville relocation in 2025 • Additional $10 billion capital commitment from Equitable’s general account, bringing total commitment since 2020 to $20 billion, to support growth in AB’s growing Private Markets platform • 350-500 basis point incremental Adjusted Operating Margin1 improvement at AB by 2027 1 Adjusted Operating Margin is a non-GAAP financial measure used by AB’s management in evaluating AB’s financial performance on a standalone basis and to compare its performance, as reported by AB in its public filings. It is not comparable to any other non-GAAP financial measure used herein.

Details for today’s investor day webcast and investor presentation can be found on the Company’s investor relations website at ir.equitableholdings.com. To register for the webcast, please use the following link: EQH 2023 Investor Day Webcast A webcast replay will be made available on the Equitable Holdings Investor Relations website at ir.equitableholdings.com. About Equitable Holdings Equitable Holdings, Inc. (NYSE: EQH) is a financial services holding company comprised of two complementary and well- established principal franchises, Equitable and AllianceBernstein. Founded in 1859, Equitable provides advice, protection and retirement strategies to individuals, families and small businesses. AllianceBernstein is a global investment management firm that offers high-quality research and diversified investment services to institutional investors, individuals and private wealth clients in major world markets. Equitable Holdings has approximately 12,300 employees and financial professionals, $864 billion in assets under management and administration (as of 3/31/2023) and more than 5 million client relationships globally. Note Regarding Forward-Looking Statements This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “expects,” “believes,” “anticipates,” “intends,” “seeks,” “aims,” “plans,” “assumes,” “estimates,” “projects,” “should,” “would,” “could,” “may,” “will,” “shall” or variations of such words are generally part of forward-looking statements. Forward-looking statements are made based on management’s current expectations and beliefs concerning future developments and their potential effects upon Equitable Holdings, Inc. (“Holdings”) and its consolidated subsidiaries. These forward-looking statements include, but are not limited to, statements regarding projections, estimates, forecasts and other financial and performance metrics and projections of market expectations. “We,” “us” and “our” refer to Holdings and its consolidated subsidiaries, unless the context refers only to Holdings as a corporate entity. There can be no assurance that future developments affecting Holdings will be those anticipated by management. Forward-looking statements include, without limitation, all matters that are not historical facts. These forward-looking statements are not a guarantee of future performance and involve risks and uncertainties, and there are certain important factors that could cause actual results to differ, possibly materially, from expectations or estimates reflected in such forward-looking statements, including, among others: (i) conditions in the financial markets and economy, including the impact of plateauing or decreasing economic growth and geopolitical conflicts and related economic conditions, equity market declines and volatility, interest rate fluctuations, impacts on our goodwill and changes in liquidity and access to and cost of capital; (ii) operational factors, including reliance on the payment of dividends to Holdings by its subsidiaries, protection of confidential customer information or proprietary business information, operational failures by us or our service providers, potential strategic transactions, changes in accounting standards, and catastrophic events, such as the outbreak of pandemic diseases including COVID-19; (iii) credit, counterparties and investments, including counterparty default on derivative contracts, failure of financial institutions, defaults by third parties and affiliates and economic downturns, defaults and other events adversely affecting our investments; (iv) our reinsurance and hedging programs; (v) our products, structure and product distribution, including variable annuity guaranteed benefits features within certain of our products, variations in statutory capital requirements, financial strength and claims-paying ratings, state insurance laws limiting the ability of our insurance subsidiaries to pay dividends and key product distribution relationships; (vi) estimates, assumptions and valuations, including risk management policies and procedures, potential inadequacy of reserves and experience differing from pricing expectations, amortization of deferred acquisition costs and financial models; (vii) our Investment Management and Research segment, including fluctuations in assets under management and the industry-wide shift from actively- managed investment services to passive services; (viii) recruitment and retention of key employees and experienced and productive financial professionals; (ix) subjectivity of the determination of the amount of allowances and impairments taken on our investments; (x) legal and regulatory risks, including federal and state legislation affecting financial institutions, insurance regulation and tax reform; (xi) risks related to our common stock and (xii) general risks, including strong industry competition, information systems failing or being compromised and protecting our intellectual property. Forward-looking statements, including any financial guidance, should be read in conjunction with the other cautionary statements, risks, uncertainties and other factors identified in Holdings’ filings with the Securities and Exchange Commission. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as otherwise may be required by law. Non-GAAP Metrics For the definition of each non-GAAP measure presented in this release to the most directly comparable GAAP measure, refer to our full year and fourth quarter 2022 earnings materials on ir.equitableholdings.com. The Company has presented forward-looking statements regarding Non-GAAP operating earnings, Non-GAAP operating earnings, adjusting for notable items, Non-GAAP operating earnings per share and Adjusted Operating Margin at AB. These non-GAAP financial measures are derived by excluding certain amounts, expenses or income, from the corresponding financial measures determined in accordance with GAAP. The determination of the amounts that are excluded from these non-GAAP financial measures is a matter of management judgment and depends upon, among other factors, the nature of the underlying expense or income amounts recognized in a given period. We are unable to present a quantitative reconciliation of forward-looking adjusted operating earnings per share and payout ratio targeted to non-GAAP operating earnings to their most directly comparable forward-looking GAAP financial measures because such information is not available, and management cannot reliably predict all of the necessary components of such GAAP measures without unreasonable effort or expense. In addition, we believe such reconciliations would imply a degree of precision that would be confusing or misleading to investors. The unavailable information could have a significant impact on the Company’s future financial results. These non-GAAP financial measures are preliminary estimates and are subject to risks and uncertainties, including, among others changes in connection with quarter-end and year-end adjustments. Any variations between the Company’s actual results and preliminary financial data set forth above may be material. Contacts: Investor Relations Işıl Müderrisoğlu (212) 314-2476 IR@equitable.com Media Relations Sophia Kim (212) 314-2010 mediarelations@equitable.com